[B of A LOGO]	Exhibit 10.1

AMENDMENT NO. 4 TO LOAN AGREEMENT

      This Amendment No. 4 (the “Amendment”) dated as of January 17, 2003, is between Bank of America, N.A. (the “Bank”) and Edelbrock Corporation (the “Borrower”).

RECITALS

      A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 26, 2000 (together with any previous amendments, the “Agreement”).

      B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

      1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. Amendments. The Agreement is hereby amended as follows:

(a)	Addition of Paragraph. The following paragraph number 1.6(a)(iv) is hereby added:

“(iv) Anything herein to the contrary notwithstanding, a standby letter of credit with a maximum maturity of January 1, 2004 to support Borrower’s obligation in connection with workers’ compensation laws. The amount of the letter of credit outstanding at any one time (including the drawn and unreimbursed amounts of the letter of credit) may not exceed One Hundred Seventy Thousand and 00/100 Dollars ($170,000). The standby letter of credit may include a provision providing that the maturity date will be automatically extended each year for an additional year unless the Bank gives written notice to the contrary at least ninety (90) days prior to such maturity date.”

      3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

      4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      6. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

      This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.

By	/s/ ROBERT J. LOVIE

Robert J. Lovie, Senior Vice President

Edelbrock Corporation

By	/s/ JEFFREY L. THOMPSON

Jeffrey L. Thompson, Executive Vice President

[B of A LOGO]

AMENDMENT NO. 5 TO LOAN AGREEMENT

      This Amendment No. 4 (the “Amendment”) dated as of January 28, 2003, is between Bank of America, N.A. (the “Bank”) and Edelbrock Corporation (the “Borrower”).

RECITALS

      A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 26, 2000 (together with any previous amendments, the “Agreement”).

      B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

      1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. Amendments. The Agreement is hereby amended as follows:

2.1	Paragraph 1.2 of the Agreement is hereby amended to read in its entirety as follows:

           “1.2 Availability Period. The line of credit is available between the date of this Agreement and February 1, 2005, or such earlier date as the availability may terminate as provided in this Agreement (the “Expiration Date”).

      3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

      4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      6. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.

By	/s/ ROBERT J. LOVIE

Robert J. Lovie, Senior Vice President

Edelbrock Corporation

By	/s/ JEFFREY L. THOMPSON

Jeffrey L. Thompson, Executive Vice President

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